UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 21, 2009

SOMERSET HILLS BANCORP

(Exact name of registrant as specified in its charter)

New Jersey	000-50055	22-3768777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

155 Morristown Road
Bernardsville, New Jersey		07924
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code  (908) 221-0100

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Exhibit 99.1: Stewart E. McClure, Jr., Presentation April 22, 2009: Annual Shareholder Meeting

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following is filed as an Exhibit to this Current Report on Form 8-K:

99.1	Power Point Presentation: Stewart E. McClure, Jr., Somerset Hills Bancorp President, CEO and COO, April 22, 2009 - Annual Shareholder Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERSET HILLS BANCORP

Date: April 21, 2009	By:	/s/ Stewart E. McClure, Jr.
Steward E. McClure, Jr.
President, Chief Executive Officer and Chief Operating Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit Number	Description	Page

99.1	Power Point Presentation: Stewart E. McClure, Jr., Somerset Hills Bancorp President, CEO, and COO, April 25, 2007 - Annual Shareholder Meeting	4